Exhibit 99.1
Confidential

CNH announces Chief Financial Officer transition

Basildon, April 10, 2025

CNH (NYSE: CNH) announces that Oddone Incisa, the Company’s current Chief Financial Officer (CFO), will step down and will be succeeded by James (Jim) Nickolas. Mr. Nickolas will be based at the Company’s North American headquarters in Oak Brook, Illinois, USA and will present the financial portion of the Company’s Strategic Business Plan at our Investor Day on May 8, 2025.

Jim Nickolas has over 30 years of experience in corporate finance, M&A, business strategy, tax and investment banking. He most recently served as CFO and Executive Vice President at Martin Marietta, a US-based supplier of construction materials. Prior to this, he spent close to a decade at construction multinational Caterpillar where his previous roles included Head of Corporate Development and Caterpillar Ventures, CFO of the Resources Industries segment, and CFO of the Global Mining unit.

Oddone Incisa has decided to pursue new opportunities outside of the organization. His 28-year career with CNH and the former Fiat Group (now Stellantis) has seen him work across Europe, North America and South America, assuming roles of increasing seniority in the Finance and Commercial Lending divisions.

Mr. Incisa and Mr. Nickolas will work side by side through April to ensure a seamless transition, with Mr. Nickolas taking full responsibility as CFO as of May 6, 2025.

“On behalf of our Board of Directors and Global Leadership Team, I wish to sincerely thank Oddone for his contributions and dedication to CNH over these many years. As CFO, he has played a key role in guiding the Company through many challenges including the Covid-19 pandemic, the demerger of our off- and on-highway business segments, the inclusion in US stock indexes and periods of both record performance and cyclical downturns. We wish him well in his future endeavors,” said Gerrit Marx, Chief Executive Officer at CNH. “We look forward to welcoming Jim to the team. He brings extensive finance and M&A expertise that will help drive and support our growth ambitions.”

CNH Industrial N.V. Cranes Farm Road Basildon, Essex, SS14 3AD United Kingdom

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CNH Industrial (NYSE: CNH) is a world-class equipment, technology and services company. Driven by its purpose of Breaking New Ground, which centers on Innovation, Sustainability and Productivity, the Company provides the strategic direction, R&D capabilities, and investments that enable the success of its global and regional Brands. Globally, Case IH and New Holland supply 360° agriculture applications from machines to implements and the digital technologies that enhance them; and CASE and New Holland Construction Equipment deliver a full lineup of construction products that make the industry more productive. The Company’s regionally focused Brands include: STEYR, for agricultural tractors; Raven, a leader in digital agriculture, precision technology and the development of autonomous systems; Hemisphere, a leading designer and manufacturer of high-precision satellite-based positioning, and heading technologies; Flexi-Coil, specializing in tillage and seeding systems; Miller, providing tillage, seeding and hay & forage implements; and Eurocomach, producing a wide range of mini and midi excavators for the construction sector, including electric solutions.

Across a history spanning over two centuries, CNH has always been a pioneer in its sectors and continues to passionately innovate and drive customer efficiency and success. As a truly global company, CNH’s 35,000+ employees form part of a diverse and inclusive workplace, focused on empowering customers to grow, and build, a better world.

For more information and the latest financial and sustainability reports visit: cnh.com

For news from CNH and its Brands visit: media.cnh.com

Contacts:

Media Relations

Email: mediarelations@cnh.com

Investor Relations

Email: investor.relations@cnh.com

Forward-looking Statements

All statements other than statements of historical fact contained in this press release including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and

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are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements.

Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing.

Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based.

Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”).

Confidential

All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our 2024 Annual Report and subsequent quarterly reports).